LEASE AMENDMENT #5

THIS FIFTH LEASE AMENDMENT (this "Amendment") is made as of the ____ day of February 2003 between **FAIRFAX BOCA '92, L.P.**, a Georgia limited partnership ("Landlord") and **MEDICAL STAFFING NETWORK, INC.**, a Delaware corporation ("Tenant");

W I T N E S S E T H: That;

WHEREAS, Landlord and Tenant have entered into that certain Lease Agreement dated November 22, 1999, whereby Tenant leases from Landlord certain premises located on the first (1st) and second (2nd) floors, 901 Yamato Road, Boca Raton, Florida, 33431, which was previously amended by Lease Amendment #1 on July 31, 2001, Lease Amendment #2 on March 20, 2002, Lease Amendment #3 on May 14, 2002 and Lease Amendment #4 on December 13, 2002 relating to all the premises (the "Premises") located at 901 Yamato Road, Boca Raton, Florida, 33431, as shown on the attached Exhibits "A" and "B".

IN ACCORDANCE WITH the Lease Agreement and all Lease Amendments ("Lease"), where Tenant now leases from Landlord 51,675 RSF, Landlord and Tenant agree to amend the Lease in certain particulars.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the above premises, the sum of TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. *Definitions*. Terms not otherwise defined herein and which are defined in the Lease shall have the meanings given them therein.

2. *Lease Amendment*. The Lease is hereby amended as follows:

2.1 Effective January 1, 2004 and each subsequent January 1st during the term of the Lease, the Base Rent shall escalate by the annual increase over the preceding year of the "Consumer Price Index U.S. City Average for all Urban Consumers" (1982-84=100) of the Bureau of Labor Statistics of the United States Department of Labor.

2.2 All other terms and conditions remain the same.

WITNESS:	TENANT:
Ted Murask	**MEDICAL STAFFING NETWORK, INC.**
	By:
	Title: CFO
	Date: 2/10/2003